UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 7, 2022

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2022 (the “Initial 8-K”), Harvard Bioscience, Inc. (the “Company”) appointed Jennifer Cote to serve as the Company’s Interim Chief Financial Officer and Treasurer effective January 1, 2023 (the “Effective Date”). The information set forth in the Initial 8-K is incorporated herein by reference.

This Current Report on Form 8-K/A amends the Initial 8-K to include a description of the terms of Ms. Cote’s compensation arrangements with the Company, which had not been determined at the time of filing of the Initial 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Interim Chief Financial Officer.

In connection with the appointment of Jennifer Cote as the Company’s Interim Chief Financial Officer and Treasurer, the Company and Ms. Cote entered into a letter agreement (the “Letter Agreement”) dated December 29, 2022. The Letter Agreement provides that, as of the Effective Date, Ms. Cote will receive an annual base salary of $270,000.00. Ms. Cote will also be eligible to receive a cash bonus equal to 25% of her base salary earned in 2023, payable in quarterly installments on March 31, June 30, September 30, and December 31, 2023. Payment of the cash bonus is subject to Ms. Cote’s employment by the Company on the applicable payment date and is in addition to any cash incentive bonus that she may be eligible to receive for service in 2023. Ms. Cote is also eligible to receive a one-time equity award consisting of time-based restricted stock units having a grant date value of $75,000.00 and vesting on December 29, 2023. The one-time equity award is subject to approval of the Compensation Committee of the Company’s Board of Directors and is in addition to any other equity awards that Ms. Cote may be eligible to receive in 2023. All other terms and conditions of Ms. Cote’s at-will employment, including those in her April 28, 2022 offer letter, remain in full force and effect.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the complete text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. Ms. Cote’s April 28, 2022 offer letter with the Company is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Letter Agreement between Jennifer Cote and the Company dated December 29, 2022.
10.2	Offer Letter between Jennifer Cote and the Company dated April 28, 2022.
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
Date: January 3, 2023	By:	/s/ John Fry
John Fry
Chief Legal Counsel and Secretary